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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2005





                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



            NEVADA                   0-21069                     36-3574355
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(State or other jurisdiction of    (Commission                (I.R.S. Employer
 incorporation or organization)    File Number)              Identification No.)



               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)



                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

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
ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Semotus Solutions, Inc. ("Semotus") has signed definitive subscription agreements on November 14, 2005 by and among Semotus and certain individual investors, relating to an equity private placement of US$700,000. For more details on this transaction, please see Item 3.02 below.


ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

Semotus has closed an equity private placement of US$700,000.

Under the terms of the private placement, Semotus sold an aggregate of 700,000 Units, consisting of 2,800,000 shares of common stock at $0.25 per share and 1,400,000 share purchase warrants. Each warrant entitles the holder to purchase an additional share of common stock at a price of $0.50 per share until September 30, 2008. 720,000 of these warrants are not exercisable until May 14, 2005. In connection with the private placement, we paid a placement fee to the placement agent, Bathgate Capital Partners, of $56,000, and issued 420,000 share purchase warrants exercisable at $0.30 per share. After payment of expenses in the amount of $14,000 and placement fees, Semotus received net proceeds of $630,000.

As part of the private placement, Semotus has agreed to file a registration statement with the Securities and Exchange Commission to qualify the resale of the 2,800,000 shares of common stock and the 1,820,000 shares of common stock issuable upon the exercise of the share purchase warrants.

These funds will be used to increase our sales and marketing efforts and for other general working capital purposes.

The securities issued in this private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act of 1933.

With respect to these transactions, Semotus relied on Section 4(2) of the Securities Act of 1933, as amended. The investors were given complete information concerning Semotus and represented that the shares were being acquired for investment purposes. The issuances were made without general solicitation or advertising. The appropriate restrictive legend was placed on the certificates and stop transfer instructions were issued to the transfer agent.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (a)   N/A.

             (b)   N/A.

             (c)   Exhibits. The following exhibits are filed with this report:

                   EXHIBIT
                   NUMBER    DESCRIPTION
                   -------   -----------
                   2.1       Form of Subscription Agreement for a total of
                             $340,000 by and among Semotus Solutions, Inc. and certain Investors.

                   2.2 Form of amended Subscription Agreement (including a six month hold on the warrants) for a total of $360,000 by and among Semotus and certain Investors

                   4.1 Form of Warrant to purchase up to a maximum total of 680,000 shares of Semotus Solutions, Inc. common stock issued to the Investors dated November 14, 2005.

                   4.2 Form of Warrant to purchase up to a maximum total of 720,000 shares of Semotus Solutions, Inc. common stock issued to the Investors dated November 14, 2005.

                   4.3 Form of Warrant to purchase up to a maximum total of 420,000 shares of Semotus' common stock issued to Bathgate Capital Partners dated November 14, 2005.

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           SEMOTUS SOLUTIONS, INC.



             Date:   November 16, 2005     By:  /s/ Anthony N. LaPine
                                                --------------------------------
                                           Anthony N. LaPine,
                                           President and Chief Executive Officer